                                                                    Exhibit 24.1



                               POWER OF ATTORNEY
                               -----------------


         WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 1995;


         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints John H. Shuey, Douglas D. Watts, and William L. Bown and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.


         IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of October, 1995.





                                                            /s/ James K. Baker
                                                            -----------------
                                                            James K. Baker

                               POWER OF ATTORNEY
                               -----------------


         WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 1995;


         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints John H. Shuey, Douglas D. Watts, and William L. Bown and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.


         IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of October, 1995.





                                                /s/ Walter E. Blankley
                                                ----------------------
                                                Walter E. Blankley

                               POWER OF ATTORNEY
                               -----------------


         WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 1995;


         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints John H. Shuey, Douglas D. Watts, and William L. Bown and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.


 IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of October, 1995.





                                                /s/ Peter H. Forster
                                                --------------------
                                                Peter H. Forster

                               POWER OF ATTORNEY
                               -----------------


         WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 1995;


         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints John H. Shuey, Douglas D. Watts, and William L. Bown and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.


         IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of October, 1995.





                                                        /s/ Ivan W. Gorr
                                                        ----------------
                                                        Ivan W. Gorr

                                        POWER OF ATTORNEY
                                        -----------------


         WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 1995;


         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints John H. Shuey, Douglas D. Watts, and William L. Bown and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.


         IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of October, 1995.





                                                /s/ Leo W. Ladehoff
                                                ----------------------
                                                   Leo W. Ladehoff

                               POWER OF ATTORNEY
                               -----------------



         WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 1995;


         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints John H. Shuey, Douglas D. Watts, and William L. Bown and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.


         IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of October, 1995.





                                                /s/ Earl T. O'Loughlin
                                                ----------------------
                                                Earl T. O'Loughlin

                               POWER OF ATTORNEY
                               ------------------



         WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 1995;


         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints John H. Shuey, Douglas D. Watts, and William L. Bown and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.


         IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of October, 1995.





                                                   /s/ William G. Roth
                                                   -------------------
                                                   William G. Roth

                               POWER OF ATTORNEY
                               -----------------



         WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 1995;


         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints John H. Shuey, Douglas D. Watts, and William L. Bown and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.


 IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of October, 1995.





                                                     /s/ William Van Sant
                                                     ------------------
                                                     William Van Sant